COLONIAL STRATEGIC INCOME FUND
                         Supplement to Prospectus dated
                    April 30, 1998, Revised September 8, 1998

The Fund changed its process of accounting for dividend and capital gains. Instead of using a daily record date, the Fund will use a single, monthly record date. This change will generally not impact the amount of the dividend or the timing of distributions paid to shareholders.


SI-36/166G-1098                                                October 28, 1998


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